43154

                                                    SUB-ITEM 77-H

                                    MFS SERIES TRUST X ON BEHALF OF:
                                            MFS Government Mortgage Fund ("MGM")
                                             MFS  Strategic  Value Fund  ("SVF")
                                             MFS  Emerging   Markets  Debt  Fund
                                             ("EMD")  MFS  European  Equity Fund
                                             ("MEQ") MFS High Yield Fund ("MHT")
                                             MFS   Income   Fund   ("MIY")   MFS
                                             Concentrated Growth Fund ("MCN")

         As of January 31, 2000, the following entities beneficially owning more than 25% of any one Series' voting securities, thereby becoming controlling entities of such Series, are those entities listed as follows:



                                                                                                                    % OF

                     SERIES                                                                                        SHARES


                                                                        OWNER AND ADDRESS                           OWNED



                                                   MFS Fund Distributors Inc.
MFS Concentrated Growth Fund                       c/o Massachusetts Financial Services Co.                        97.67%
                                                   Attn:  Thomas B. Hastings
 Class A Shares                                    500 Boylston Street - 9th Floor
                                                   Boston, MA   02116-3740






         As of July31, 2000, entities no longer beneficially owning more than 25% of any one Series' voting securities, thereby ceasing to be controlling entities of such Series, are as follows:




                     SERIES                                             OWNER AND ADDRESS


MFS  Strategic Value Fund                          TRS MFS Defined Contribuiton Plan
 Class I Shares                                    C/O Mark Leary
                                                   Massachusetts Financial Services Company
                                                   500 Boylston Street
                                                   Boston, MA 02116-3740




